UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2004

Accredited Home Lenders, Inc.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	333-109964 (Commission File Number)	33-0426859 (IRS Employer Identification No.)
Attention: General Counsel, 15090 Avenue of Science, San Diego, CA (Address of principal executive offices)	92128 (Zip Code)

Registrant's telephone number, including area code 858-676-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Accredited Mortgage Loan Trust 2004-2 Asset-Backed Notes, Series 2004-2, which was made on August 25, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 2.08 of the Indenture for the distribution on August 25, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS INDENTURE TRUSTEE UNDER THE SALE AND SERVICING AGREEMENT ON BEHALF OF ACCREDITED HOME LENDERS, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: August 30, 2004
Accredited Mortgage Loan Trust
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Administrator:
Stefanie Edwards 312.904.8975
stefanie.edwards@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Repurchase Loan Detail

Page 3-5

Page 9-11
Page 12-14
Page 15-17

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
AMLT0402
AMLT0402_200408_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
26-May-04
25-Jun-04
25-Jul-34
Parties to The Transaction
Issuer: Accredited Mortgage Loan Trust 2004-2
Underwriter: Credit Suisse First Boston LLC
Master Servicer: Accredited Home Lenders, Inc.
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.375477%
1.450000%
1.620000%
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Accredited Mortgage Loan Trust
Asset-Backed Notes
Series 2004-2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Indenture
Statement Date:
ABN AMRO Acct: 721827.1
991.668581297
11.352196464
0.000000000
980.316384833
1.437919433
0.00
0.00
0.000000000
1.74000000%
0.000000000
0004375AW1
A-1
342,200,000.00
339,348,988.52
3,884,721.63
0.00
335,464,266.89
492,056.03
988.587187208
7.287931927
0.000000000
981.299255281
1.441689659
0.00
0.00
0.000000000
1.75000000%
0.000000000
0004375AX9
A-2
342,720,000.00
338,808,600.80
2,497,720.03
0.00
336,310,880.77
494,095.88
0.000000000
0.000000000
0.000000000
0.000000000
3.555220026
0.00
2,435,041.30
3.555220026
N/A
0.000000000
9ABSQ852
CERTIFICATE
0.00
0.00
0.00
0.00
0.00
2,435,041.30
Total P&I Payment
0.00
2,435,041.30
684,920,000.00
678,157,589.32
9,803,634.87
Total
671,775,147.66
6,382,441.66
0.00
3,421,193.21
23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,660,679.10
0.00
)
(1,757.24
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
3,715,077.69
Unscheduled Interest:
Prepayment Penalties
103,666.69
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
103,666.69
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
3,533,155.34
0.00
0.00
0.00
0.00
0.00
504,426.50
6,463.97
510,890.47
39,503.08
4,880,575.73
0.00
951,472.77
0.00
5,871,551.58
6,382,442.06
9,915,597.40
9,915,597.40
700,434,389.04
4,158
510,890.47
4,920,078.81
24
0.00
0.00
0
951,472.77
4
694,051,947.37
4,130
401,207.11
2,693,990.44
6,463.97
56,155.83
7,278.09
61,763.86
287,346.28
0.00
)
(1,757.24
4,501.39
290,090.42
5,218.67
)
(3,461.43
0.00
0.00
1,757.24
1,757.24
0.00
Advance Summary (Advance Made by Servicer)
)
(285,589.03
3,533,155.34
Interest Not Advanced (
Current Period
)
0.00
56,155.83
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(2,688,382.41
)
(400,392.99
0.00
0.00
0.00

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Statement Date:
Cash Reconciliation Summary Loan Group 1
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,847,949.13
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,878,180.20
Unscheduled Interest:
Prepayment Penalties
66,360.70
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
66,360.70
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,800,917.58
0.00
0.00
0.00
0.00
0.00
248,128.82
3,644.55
251,773.37
15,789.17
3,325,089.75
0.00
292,069.54
0.00
3,632,948.46
3,884,721.82
5,685,639.40
5,685,639.40
350,478,955.27
2,249
251,773.37
3,340,878.91
17
0.00
0.00
0
292,069.54
2
346,594,233.64
2,230
199,499.22
1,368,081.71
3,644.55
30,231.08
4,333.80
35,246.08
143,623.33
0.00
0.00
2,409.57
146,032.90
2,196.73
)
(2,196.73
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(143,623.33
1,800,917.58
Interest Not Advanced (
Current Period
)
0.00
30,231.08
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,363,066.70
)
(198,809.97
0.00
0.00
0.00

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Statement Date:
Cash Reconciliation Summary Loan Group 2
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,812,729.97
0.00
)
(2,791.48
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,835,863.25
Unscheduled Interest:
Prepayment Penalties
37,305.99
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
37,305.99
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,732,237.77
0.00
0.00
0.00
0.00
0.00
256,297.68
2,819.43
259,117.11
23,713.91
1,555,485.99
0.00
659,403.23
0.00
2,238,603.13
2,497,720.24
4,229,958.01
4,229,958.01
349,955,433.77
1,909
259,117.11
1,579,199.90
7
0.00
0.00
0
659,403.23
2
347,457,713.74
1,900
201,707.88
1,325,908.73
2,819.43
25,924.75
2,944.29
26,517.77
143,722.95
0.00
)
(2,791.48
2,091.82
143,023.29
3,021.94
)
(230.47
0.00
0.00
2,791.48
2,791.48
0.00
Advance Summary (Advance Made by Servicer)
)
(140,931.47
1,732,237.77
Interest Not Advanced (
Current Period
)
0.00
25,924.75
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,325,315.71
)
(201,583.02
0.00
0.00
0.00

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
492,056.03
492,056.03
492,056.03
0.00
NA
NA
Act/360
1.740000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
494,095.88
494,095.88
494,095.88
0.00
NA
NA
Act/360
1.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
CERTIFICATE
29
0.00
0.00
2,435,041.30
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
986,151.91
986,151.91
3,421,193.21
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Other Related Information
Statement Date:
Specified Overcollateralization Amount - Total:
Specified Overcollateralization Amount - Loan Group 2:
Specified Overcollateralization Amount - Loan Group 1:
Overcollateralization Amount - Total:
Overcollateralization Amount - Loan Group 1;
Overcollateralization Amount - Loan Group 2:
Overcollateralization Increase Amount - Loan Group 1:
Overcollateralization Increase Amount - Loan Group 2 :
Step-Up Test Event Status:
Aggregate Outstanding Balance of all 60+ Days Delinquent Mortgage Loans:
Libor Rate Used:
Insured Amount included in the amount paid to Noteholders:
22,276,799.72
11,129,966.75
11,146,832.97
22,276,799.72
11,129,966.75
11,146,832.97
0.00
0.00
282,932.89
%
1.45
0.00
Not Occurring
Note Insurer Premium:
111,962.52

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Other Related Information
Statement Date:
Class A-1 Available Funds Cap Carry-Forward Amount:
Amount Not Covered by Reserve Account:
Amount Covered by Reserve Account:
Class A-2 Available Funds Cap Carry-Forward Amount:
Amount Covered by Reserve Account:
Amount Not Covered by Reserve Account:
Reserve Fund Ending Balance - Loan Group 1:
Reserve Fund Ending Balance - Loan Group 2 :
Class A-1 Interest Rate Cap Payment:
Class A-2 Interest Rate Cap Payment:
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721827.1
0.07%
0.06%
0.02%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
3
440,729
1
282,933
0
0
0
0
0
0
0
0
0
0
0.14%
0.14%
0.00%
0.00%
0
0.00%
0
0.00%
0.02%
0.03%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
6
963,010
0
0
1
235,764
0
0
0
0
0
0
0
0
0.02%
0.02%
0.00%
0.00%
0
0.00%
0
0.00%
0.02%
0.03%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
1
159,185
0
0
1
235,935
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Loan Group 1
ABN AMRO Acct: 721827.1
0.09%
0.09%
0.04%
0.08%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
2
313,904
1
282,933
0
0
0
0
0
0
0
0
0
0
0.93%
0.87%
0.13%
0.16%
0
0.00%
0
0.00%
0.04%
0.07%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
21
3,047,328
3
546,234
1
235,764
0
0
0
0
0
0
0
0
0.22%
0.23%
0.04%
0.05%
0
0.00%
0
0.00%
0.04%
0.07%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
5
799,758
1
159,185
1
235,935
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
Loan Group 2
ABN AMRO Acct: 721827.1
0.05%
0.04%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
1
126,825
0
0
0
0
0
0
0
0
0
0
0
0
1.00%
1.10%
0.16%
0.12%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
19
3,861,133
3
416,776
0
0
0
0
0
0
0
0
0
0
0.31%
0.36%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
6
1,268,640
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721827.1
Series 2004-2
25-Aug-04
4,130
98.69%
694,051,947
98.14%
0.67%
0.83%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
350
350
6.38%
5.88%
18
103,667
28
5,832,049
26-Jul-04
4,158
99.35%
700,434,389
99.04%
0.45%
0.52%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
351
351
6.38%
5.88%
15
77,901
19
3,630,449
25-Jun-04
4,177
99.81%
704,624,537
99.64%
0.19%
0.29%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
352
352
6.37%
5.87%
6
26,489
8
2,030,382
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Loan Group 1
Amort
ABN AMRO Acct: 721827.1
Series 2004-2
25-Aug-04
2,230
53.29%
346,594,234
49.01%
0.84%
1.03%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
351
351
6.44%
5.94%
12
66,361
19
3,617,159
26-Jul-04
2,249
53.74%
350,478,955
49.56%
0.44%
0.36%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
352
352
6.44%
5.94%
6
17,281
10
1,258,563
25-Jun-04
2,259
53.98%
352,014,312
49.78%
0.22%
0.30%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
353
353
6.44%
5.94%
4
18,439
5
1,050,614
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Loan Group 2
Amort
ABN AMRO Acct: 721827.1
Series 2004-2
25-Aug-04
1,900
45.40%
347,457,714
49.13%
0.47%
0.63%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
350
349
6.31%
5.81%
6
37,306
9
2,214,889
26-Jul-04
1,909
45.62%
349,955,434
49.48%
0.47%
0.67%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
350
350
6.31%
5.81%
9
60,620
9
2,371,886
25-Jun-04
1,918
45.83%
352,610,226
49.86%
0.16%
0.28%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
351
351
6.30%
5.80%
2
8,050
3
979,768
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Not Avail.
Not Avail.
Current Total
Cumulative
23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Loan Group 1
Not Avail.
Not Avail.
Current Total
Cumulative
23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Loan Group 2
Not Avail.
Not Avail.
Current Total
Cumulative
23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Accredited Mortgage Loan Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Aug-04
25-Aug-04
26-Jul-04
27-Sep-04
24-Aug-04
Asset-Backed Notes
Series 2004-2
ABN AMRO Acct: 721827.1
Repurchased Loan Detail
Period
Statement Date:
Loan #
Net Sales
Proceeds
Deal
Advances
Deal Advanced
Gross Interest
Net Liquidation
Proceeds
Liquidated
Principal *
Loss to
Trust
Percentage
Recovered
Current Total
Cumulative
23-Aug-2004 - 08:29 () (c) 2004 LaSalle Bank N.A.